EXHIBIT 12.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Smith, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 20-F/A of Scully Royalty Ltd.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 15, 2020

By:	/s/ Michael J. Smith
Michael J. Smith
Title: Chief Executive Officer